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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                        REGISTRATION STATEMENT UNDER THE

                             SECURITIES ACT OF 1933

         Date of Report (Date of earliest event reported): June 25, 2003

                         GLOBAL BUSINESS RESOURCES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                           333-67990            65-1048794
--------------------------------  ------------------------- --------------------
(State  or other jurisdiction of  (Commission File  Number)  (I.R.S. Employer
   incorporation or organization)                            Identification No.)

    9600 W. SAMPLE ROAD, SUITE 505, CORAL SPRINGS, FLORIDA           33065
--------------------------------------------------------------------------------
        (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (305) 531-1174
                                                           --------------
                           One Boca Place, Suite 112E
                               Boca Raton, Florida
  -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Copies of all communications, including all communications sent to the agent for service, should be sent to:

                        Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             Telephone: 305.531.1174
                             -----------------------


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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

Not  applicable.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Not  applicable.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.

Not  applicable.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFIYING  ACCOUNTANTS.

Not  applicable.

ITEM  5.  OTHER  EVENTS.

On June 25, 2003, the Registrant's controlling shareholder and sole officer and director, Peter Goldstein, pursuant to the terms and conditions of a Stock Purchase Agreement between Peter Goldstein, International Equities & Finance, LLC and the Registrant and a potential third party acquisition candidate, resigned as officer and director and appointed Frank O'Donnell as the sole director. Frank O'Donnell was the designee of International Equities & Finance, LLC and is an independent consultant for the Registrant.

Frank O'Donnell, as the sole member of the Board of Directors of the Registrant, has approved the change of the address of the corporate office of the Registrant from Boca Raton, Florida to Coral Springs, Florida. Pursuant to the terms and conditions of that Stock Purchase Agreement, Frank O'Donnell has the authority to proceed to complete the reverse stock split and spin out of the shares of Global Business Resources, Inc., a Florida corporation, and wholly owned subsidiary of the Registrant, as disclosed in the Registrant's filing and distribution to the shareholders of the Registrant on Schedule 14C. In addition, Frank O'Donnell shall implement a share exchange agreement or similar agreement with a third party business which shall result in a change of control of the Registrant and a change in the name of the Registrant.

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS.

Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Not  applicable.

ITEM  8.  CHANGE  IN  FISCAL  YEAR.

Not  applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 25, 2003                     Global Business Resources, Inc.
       -------------------                ----------------------------------
                                                  (Registrant)
                                          /s/ Frank O'Donnell
                                           ----------------------------
                                          Frank O'Donnell, sole Director




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